SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2004


                          THE CHALONE WINE GROUP, LTD.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                   0-13406                     94-1696731
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                                621 Airpark Road
                             Napa, California 94558
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (707) 254-4200


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ITEM 5.  OTHER EVENTS

The Chalone Wine Group, Ltd. has entered into confidentiality and standstill agreements dated July 8, 2004 with each of Domaines Barons de Rothschild (Lafite) SCA, Huneeus Vintners LLC and Constellation Brands, Inc.

ITEM 7.  EXHIBITS

         (c)  Exhibits.

99.2 Confidentiality and Standstill agreement with Domaines Barons de Rothschild (Lafite) SCA dated July 8, 2004.
99.3 Confidentiality and Standstill agreement with Huneeus Vintners LLC dated July 8, 2004.
99.4 Confidentiality and Standstill agreement with Constellation Brands Inc. dated July 8, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 14, 2004                      The Chalone Wine Group, Ltd.
                                                   (Registrant)


                                           By: /s/ SHAWN CONROY BLOM
                                               ___________________________
                                                   Shawn Conroy Blom
                                                   Chief Financial Officer